================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Trio-Tech International
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

================================================================================

                            TRIO-TECH INTERNATIONAL
                              355 Parkside Drive
                        San Fernando, California 91340


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held December 8, 2000



     The Annual Meeting of Shareholders ("Annual Meeting") of Trio-Tech International (the "Company") will be held at the Fairmont Miramar Hotel Santa Monica, located at 101 Wilshire Boulevard, Santa Monica, California, on Friday, December 8, 2000 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Statement:

     1. To elect directors to hold office until the next annual meeting of shareholders;

     2. To approve an amendment to the Directors Stock Option Plan to increase the number of shares of common stock available thereunder from 150,000 to 300,000 shares; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on October 27, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.


                           /S/ DALE C. CHEESMAN
                                 Secretary
October 30, 2000

================================================================================

                            TRIO-TECH INTERNATIONAL
                              355 Parkside Drive
                        San Fernando, California 91340

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                               December 8, 2000

     This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation ("Trio-Tech" or the "Company"), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on Friday, December 8, 2000 and at any adjournments thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the enclosed Proxy are intended to be mailed to shareholders on or about November 10, 2000.

     The close of business on October 27, 2000 has been fixed as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 2,896,066 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, the holders of which are entitled to one vote per share.

     In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The six candidates receiving the highest number of affirmative votes will be elected. With respect to the election of directors, any votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.

     Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted for the election of the six nominees for directors named under "Election of Directors" and for approval of the amendment to the Directors Stock Option Plan. Because abstentions with respect to any matter other than the election of directors are treated as shares present or represented and entitled to vote for purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of October 27, 2000, regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company,
(iii) each of the executive officers named in the Summary Compensation Table below who is not a director and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes


                                               Shares Owned
                                         Beneficially as of
               Name                        October 27, 2000  (1)  Percent of Class (1)
       Yong Siew Wai                               331,924   (2)                10.53%
       Richard M. Horowitz                         230,701   (3)                 7.32%
       A. Charles Wilson                           231,608   (4)                 7.34%
       Victor Ting Hock Ming                       103,302   (5)                 3.28%
       William L. Slover                            20,000   (6)                 0.63%
       F.D. (Chuck) Rogers                          20,750   (7)                 0.66%
       Jason Adelman                                57,565   (8)                 1.83%
       Dale C. Cheesman                             16,362   (9)                 0.52%
       Simon Costello                               39,691  (10)                 1.26%
       Terry Fong                                   45,765  (11)                 1.45%
       Richard Lim                                  46,445  (12)                 1.47%
       All Directors and Officers as a
       group (11 persons)                        1,144,113                      36.28%

(1) The percentage shown for each individual and for all executive officers and directors as a group is based upon 2,896,066 shares outstanding. The number of shares indicated and the percentage shown for each individual and assumes the exercise of options and warrants that are presently exercisable or may become exercisable within 60 days from October 27, 2000 which are held by that individual or by all executive officers and directors as a group, as the case may be.

(2) Includes options to purchase 40,000 shares from the Company at exercise prices ranging from $2.82 to $5.37 per share.

(3) Includes options to purchase 20,000 shares from the Company at exercise prices ranging from $2.82 to $5.37. The 210,701 shares held outright are held in a trust for which Mr. Horowitz serves as a trustee.

(4) Includes options to purchase 40,000 shares from the Company at exercise prices ranging from $2.82 to $5.37 per share and 191,608 shares held in a trust for which A. Charles Wilson serves as trustee.

(5) Includes options to purchase 24,500 shares from the Company at exercise prices ranging from $4.34 to $6.00 per share.

(6) Consists of options to purchase 20,000 shares from the Company at exercise prices ranging from $2.82 to $5.37 per share.

(7) Includes options to purchase 20,000 shares from the Company at exercise prices ranging from $2.82 to $5.37 per share.

(8) Consists of options and warrants to purchase 57,565 shares from the Company at exercise prices ranging from $2.82 to $5.37 per share.

(9) Includes options to purchase 5,750 shares from the Company at exercise prices of $4.34 to $6.00 per share.

(10) Includes options and warrants to purchase 24,650 shares from the Company at exercise prices of $3.67 to $8.00 per share

(11) Includes options and warrants to purchase 17,920 shares from the Company at exercise prices of $3.67 to $8.00 per share.

(12) Includes options to purchase 23,440 shares from the Company at exercise prices of $3.67 to $7.00 per share.

     The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Based solely on a review of reports on Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission and furnished to the Company, there was one failure to file such a report on a timely basis by a Director, executive officer or beneficial owner of more than 10% of Trio-Tech International Common Stock. Corporate Vice President-Distribution Terry Fong failed to timely file Form 5, which was subsequently filed on September 20, 2000.

                             ELECTION OF DIRECTORS

     The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the Proxies received, unless otherwise specified, will be voted for the six nominees named below, all of whom are incumbent directors of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Set forth below are the names of each of the six nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

A. Charles Wilson
-----------------

     Mr. Wilson, age 76, has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. and Chairman of Daico Industries, Inc., as well as an attorney admitted to practice law in California.

Yong Siew Wai
-------------

     Mr. Yong, age 47, has been a Director of Trio-Tech since 1990. He has been the President and Chief Executive Officer since 1990. He has been associated with Trio-Tech International Pte. Ltd. in Singapore since 1976 and has been its Managing Director since August 1980. Mr. Yong holds a Masters

Degree in Business Administration, Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

Richard M. Horowitz
-------------------

     Mr. Horowitz, age 59, has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Leviathan Corporation, computer sales, consulting and software company, and is Chairman of Dial 800, Inc., a national telecommunication company. Mr. Horowitz holds a Masters Degree in Business Administration from Pepperdine University.

William L. Slover
-----------------

     Mr. Slover, age 78, has served as a Director of Trio-Tech since 1989. He has been a management consultant since 1983. Mr. Slover served as President and Chief Executive Officer of Delphi Communications Corporation, a developer of voice and test mail systems and automated telephone answering services. Prior thereto, he served as Group Executive and Vice-President of General Instrument Corporation from 1974 to 1978 and as Vice-President and General Manager of Ampex Corporation from 1972 to 1974. Mr. Slover also served on the Board of Directors of several privately held venture capital start-up companies.

F.D. (Chuck) Rogers
-------------------

     Mr. Rogers, age 57, has been a Director of Trio-Tech since 1996. He is President of the ASC Group, Inc., a privately owned electronics manufacturing company that specializes in the high reliability memory market. Prior to this position he was Managing Director, Mergers/Acquisitions with H.J. Meyers & Co., Inc., from 1988 to 1998. From 1970 to 1988 he served in a variety of general management positions with Hydril Company, Baker/Hughes International and Geo International. Mr. Rogers also served on the Board of Directors of several public and private companies and is presently a member of the Advisory Board of USC Medical School's Neurological Institute.

Jason T. Adelman
----------------

     Jason Adelman, age 31, was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Managing Director of investment banking for Boston based
H.C. Wainwright & Co. in the firm's New York City office. Previously, Mr. Adelman was employed by Drake Capital Securities (1997-1999), Spencer Trask Securities (1996-1997) and Coopers & Lybrand LLP (1994-1996). Mr. Adelman is an honors graduate of the University of Pennsylvania and Cornell Law School.


Information Regarding the Board of Directors and Its Committees
---------------------------------------------------------------

     The Board held four meetings during the fiscal year ended June 30, 2000. All of the directors attended the meetings of the Board and its committees on which they served during the fiscal year. The Company does not have a nominating committee, and the entire Board nominated the directors nominated for election at the Annual Meeting.

     The Board has a standing Compensation Committee, which currently consists of S.W. Yong, Jason Adelman, F.D. (Chuck) Rogers, and A. Charles Wilson. The Compensation Committee administers the Company's existing stock option plan and determines salary and bonus arrangements. The Compensation Committee met three times during the past fiscal year.

     The Board has a standing Audit Committee, which currently consists of William Slover, F.D. (Chuck) Rogers and Richard Horowitz. The Audit Committee meets with the independent public accountants to review planned audit procedures, and reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held four meetings during the year ended June 30, 2000.

Executive Officers
------------------

     Victor Ting, age 46, first joined Trio-Tech as the Financial Controller for the Company's Singapore subsidiary in 1980. He was promoted to the level of Business Manager from 1985-1989. In December 1989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.

     Simon Costello, age 45, joined Trio-Tech International in 1989 as Managing Director of Trio-Tech Ireland and The European Electronics Test Center. In 1993 he was appointed General Manager of USA and Europe Operations and in July 1998 was elected Corporate Vice-President-USA & Europe Operations. Prior to joining Trio-Tech, Mr. Costello served with VIP Microelectronics from 1984 to 1989 where he held positions in sales, engineering and management. Mr. Costello holds a Bachelor's Degree in Electronic Engineering from Dublin City University.

     Richard Lim, age 41, joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company's Malaysia subsidiary in 1991 and in February 1993, all test facilities in the Far East came under his responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.

     Terry Fong, age 46, has been with Trio-Tech since 1978 and served as Service Manager from 1980. He was the Sales/Service Manager from 1983 to 1986. In 1987 he played a key role in the set up of the Trading Operation in that he was instrumental in the appointment of principals and selection of products. Mr. Fong became the Area Sales/Service Manager in 1990 responsible for Regional sales. He was promoted to be Operations Manager (Trading) in 1992 assuming overall responsibility for the area and has recently become the General Manager of Trading. Mr. Fong holds diplomas in Manufacturing and Marketing, a Masters Degree in Business Administration and a Bachelors' Degree in Economics. He was elected Corporate Vice President-Distribution in July 1998.

Other Key Employees
-------------------

     Anthony DiPiero, age 41, has been associated with Trio-Tech since the purchase of Universal Systems in November 1997. He has been in the semiconductor industry since 1977. Mr. DiPiero founded Universal Plastics in 1982, which was sold in 1994. Subsequently, he founded Universal Systems in 1996.

     Lee-Soon Siew Kuan, age 42, joined Trio-Tech in 1981 and became the Administrative Manager in 1985. In 1988 she was promoted to Personnel/Administration Manager and her responsibilities extended to include the Penang operation. She became the Logistics Manager in 1990 and the Purchasing/Store and Traffic as well as the Kuala Lumpur Operation was added to her coverage. In 1991 Mrs. Lee was promoted to Group Logistics Manager and currently the Director of Logistics, responsible for the Human Resources, Purchasing/Store and Traffic functions of all the Operations in the Far East. She holds a diploma in Personnel Management.

     Dale Cheesman, age 58, has been associated with Trio-Tech International since 1991 as Corporate Controller. Prior thereto Mr. Cheesman served as Controller for IPD/Interpark in Sherman Oaks, California from 1990 to 1991, Chief Financial Officer of Gamma Electronics in Santa Monica, California from 1989 to 1990 and Subsidiary Treasurer and Controller to Comtal/3M in Pasadena, California from 1983 to 1989. Mr. Cheesman was President of Cheesman Associates Inc., a Triple Check Franchise, from 1979 to 1983 and Project Controller for USC's NICEM/NISCEM Project in Los Angeles, California while attending Graduate School in 1978 and 1979. Mr. Cheesman holds a Bachelor of Science Degree in Business Administration and Accounting with Graduate courses from Wharton Business School (University of Pennsylvania), University of Chicago, University of South Florida and University of Southern California. He was elected Secretary of Trio-Tech in April 1997.

           APPROVAL OF AMENDMENT TO THE DIRECTORS STOCK OPTION PLAN

     On September 30, 1997, the Company's Board of Directors approved the Directors Stock Option Plan (the "Directors Plan") which was approved by the shareholders in December 1997. On July 10, 2000, the Board of Directors adopted an amendment to the Directors Plan to increase the number of shares available thereunder from 150,000 shares to 300,000 shares.

     The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company currently pays to its non-employee Directors $5,000 per year and $1,500 per meeting attended (and to the Chairman of the Board $15,000 per year and $4,500 per meeting attended), which the Company believes is substantially less than directors of comparable public companies are paid. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings. As of the date of this Proxy Statement, there are no shares available for grant under the Directors Plan.

     After approving the proposed amendment to the Directors Plan at the July 10, 2000 Board meeting, the Board granted options for 10,000 shares to each of the President and the Chairman of the Board, and options for 5,000 shares to each of the five other non-employee Directors, all at an exercise price of $5.32 per share. These option grants are subject to shareholder approval of the proposed amendment to the Directors Plan, and if the proposed amendment to the Directors Plan does not receive the requisite shareholder approval at the Annual Meeting, these options will be void and of no effect.

     The Company believes that the Directors Plan provides the non-employee Directors and the President of the Company (if he or she is a Director of the Company), an opportunity to acquire Common Stock of the Company thus creating an incentive for them to serve on the Board of Directors of the Company and contribute to its long- term growth and profitability objectives. Thus, the Board believes that it is appropriate and desireable to increase the number of shares available for grant under the Directors Plan.


     General Provisions. The Directors Plan is administered by the Board of
     ------------------
Directors or a committee of the Board (the "Administrator"). The persons eligible to participate in the Directors Plan are the duly elected non-employee Directors and the President (if he or she is a director of the Company) of the Company

(currently six individuals). The Administrator determines the meaning and application of the provisions of the Directors Plan and related option agreements.

     Options granted under the Directors Plan are nonqualified stock options. The Directors Plan provides that each participant receives a grant of options, on the first business day of July in each year, to purchase 5,000 shares of Common Stock or, in the case of the President and the Chairman of the Board, 10,000 shares of Common Stock. In addition, a participant receives a grant of options to purchase 5,000 shares of Common Stock upon his or her initial election to the Board, provided that if such election occurs after December 31 of the fiscal year in which he or she is first elected, such initial grant shall be for one-half of that number of shares of Common Stock. The exercise price of each option granted under the Directors Plan is 85% of the fair market value of the underlying shares on the date of grant. Each option is fully exercisable on the date of the grant and has a term of five years from the date of the grant. No options may be granted after September 30, 2007. Options granted under the Directors Plan are in addition to the cash fee paid to each non-employee Director.

     The market value of the common stock as of October 26, 2000 was $5.25 per share ( based on the average of the high and low prices reported by AMEX).

     Generally, options may be exercised only by the individual to whom the option is granted, and are not transferable or assignable, except that, in the event of an optionee's death or legal disability, the optionee's heirs or legal representatives may exercise the options for a period not to exceed one year.

     Termination of Service. Options cease to be exercisable within 30 days
     ----------------------
after termination of the optionee's service as a Director, other than upon termination due to death, disability or retirement or upon termination for cause. Options exercisable within twelve months of death or disability and within three months of retirement. Upon termination for cause, a participant's options will be rescinded.

     Termination and Amendment of Plan. The Board of Directors may terminate or
     ---------------------------------
amend the Directors Plan without the approval of the Company's shareholders, but shareholder approval is required in order to amend the Plan to increase the number of shares, to change the class of persons eligible to participate in the Plan, to extend the maximum five-year exercise period or to permit an option exercise price to be fixed at less than 85% of the fair market value as of the date of grant.

     Antidilution Provisions. The amount of shares reserved for issuance under
     -----------------------
the Directors Plan and the terms of outstanding options will be adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events.

     Certain Federal Income Tax Consequences. The following is a brief summary
     ---------------------------------------
of the principal federal income tax consequences of awards under the Directors Plan based upon current federal income tax laws. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     An optionee generally recognizes no taxable income as the result of the grant of a nonqualified stock option. Upon exercise of such an option, the optionee normally recognizes ordinary income in the amount of the excess of the fair market value on the date of exercise over the option price. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. No tax deduction is available to the Company with respect to the grant of the option or the sale of stock acquired pursuant thereto. The Company would be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the option. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.

     Vote Required. Approval of the amendment to the Directors Plan to increase
     -------------
the number of shares available thereunder will require the affirmative vote of at least a majority in voting interest of the shareholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will not be voted for or against the proposed amendment but will have the effect of a negative vote since a majority of the shares present or represented at the meeting is required for approval of the amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE DIRECTORS PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER FROM 150,000 TO 300,000 SHARES.


                       COMPENSATION AND RELATED MATTERS

     The following table sets forth the compensation of the Company for its Chief Executive Officer and each executive officer whose total annual salary and bonus for the fiscal year ended June 30, 2000 exceeded in the aggregate $100,000.

                           Summary Compensation Table
                           --------------------------

                                                                                           Long-Term
                                                      Annual Compensation                Compensation
                                       ---------------------------------------------------------------
                                                                           Other
                                                                           Annual         Securities
  Name and                       Fiscal                                   Compen-         Underlying
  Principal Position              Year      Salary  ($)   Bonus  ($)      sation  ($)    Options  (#)
  ----------------------------------------------------------------------------------------------------
  S.W. Yong, President             2000       195,347         76,250          5,553             10,000
  Chief Executive Officer          1999       209,868         24,100          5,617             10,000
                                   1998       227,349         77,250          5,868             10,000

  Victor T.H. Ming, VP             2000       106,896         17,080          5,471              9,000
  Chief Financial Officer          1999       108,506          5,302          4,762              3,000
                                   1998       111,364         15,660          4,980              7,500

  Simon Costello, VP               2000       108,800                        17,373              5,000
  Corporate Vice-President         1999       107,362          3,604         18,347              2,500
  USA & Europe Operations          1998       101,276          1,936         23,328              2,500

     Singapore officers are also credited with a compulsory contribution to their provident pension fund of 8% of their total compensation in accordance with Singapore law. Mr. Costello is also credited with a contribution to his Ireland pension fund of 10% of his base salary. The estimated annual benefits due him at retirement age are the contribution plus investment earnings over a 10-year period.

     The Company's 1998 Stock Option Plan was approved by the Board on September 30, 1997 and the stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the

Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

     The Company's 1988 Stock Option Plan, which was approved by the Board of Directors in July 1988 and by the shareholders in December 1988, expired by its terms in July 1998. The expiration of the 1988 Stock Option Plan had no effect on outstanding options granted thereunder prior to its expiration, some of which remain outstanding. The following tables contain certain information regarding options granted under the 1998 Stock Option Plan and options exercised under the 1988 Stock Option Plan:

                       Option Grants In Last Fiscal Year
                       ---------------------------------

                                        Number of          % Of Total
                                        Securities           Options
                                        Underlying         Granted  To      Exercise
                                         Options          Employees In        Price       Expiration
               Name                      Granted           Fiscal Year       ($/sh)          Date
        ----------------              ------------      --------------    ----------    ------------

          S.W. Yong                         10,000               10.10%        $2.82         7/12/04
          Victor T.H. Ming                   3,000                9.10%        $6.00         3/27/05
          Simon Costello                     2,500                5.10%        $6.00         3/27/05

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
    ------------------------------------------------------------------------

                                                                          Number of
                                                                          Securities
                                                                          Underlying                 Value of Unexercised
                                                                         Unexercised                     In-The-Money
                                    Shares                            Options at FY-End               Options at FY-End
                                   Acquired        Value                     (#)                              ($)
                                  On Exercise     Realized               Exercisable/              Exercisable/
        Name                          (#)           ($)                 Unexercisable              Unexercisable
  ----------------              --------------  ----------        ------------------------       --------------------------
  Victor T.H. Ming                      6,000       10,980           13,250   /     11,250           136,420   /     64,868
  Simon Costello                        1,125        1,496           10,750   /      8,750            98,000   /     49,450

     Each director who is not an employee of the Company receives a director's fee of $5,000 per year, plus $1,500 for each Board meeting attended. The Chairman of the Board receives a fee of $15,000 per year, plus $4,500 for each Board meeting attended.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of Trio-Tech, composed of the Chairman, the Chief Executive Officer and two outside directors, is responsible to recommend to the Board, among other duties, suggestions of and administration of policies and procedures regarding executive compensation and criteria for the amounts of such compensation.

     The compensation program presently in effect at Trio-Tech International has three elements: (1) base annual salary; (2) potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units; and (3) long-term incentives in the form of stock options. The Committee believes that a significant portion of the total compensation of the Company's executives should be at risk, based upon the achievement of pre-established goals.

     In determining the compensation levels for the Chief Executive Officer
(CEO) and Chief Financial Officer (CFO), the Committee reviewed compensation policies of other companies, comparable in size, to Trio-Tech.

Base cash compensation
----------------------

     For the fiscal year ended June 30, 2000 base cash compensation was denominated in the currency of Singapore, and the exchange was computed as 1.66,
1.70 and 1.69 Singapore Dollars to US Dollars for 1998, 1999 and 2000 respectively. Singapore officers are also credited with a compulsory contribution under Singapore's provident pension fund.

Bonuses for 2000
----------------

     The Compensation Committee also considered awarding additional discretionary annual cash bonuses to its executive officers based primarily on the Company's overall performance and, to a lesser extent, on the contribution each executive made to the Company's success. The Committee noted that as of June 25, 1999, the Company's performance was consistent with its business plan and determined the CEO would retain his right to receive a bonus equal to 5% of pre-tax profits for the fiscal year ending June 2000.

2000 Compensation of CEO
------------------------

     After giving effect to the currency exchange rates and the compulsory pension fund payment, the CEO's compensation was US$277,150 for fiscal 2000, compared to US$239,585 in the preceding year.

Stock Options
-------------

     The Company's 1998 Stock Option Plan was approved by the Board on September 30, 1997 and the stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

     In this context, the Compensation Committee reviewed its officers and key-employees and in recognition of their contributions, they were granted options in aggregate of 89,000 shares at a price of $6.00.

     In addition the Company granted options for 45,000 shares to its directors under the Directors Stock Option Plan discussed below. These option grants are subject to shareholder approval of the Directors Plan, and if the Directors Plan does not receive the requisite shareholder approval at the Annual Meeting, these options will be void and of no effect.

     The Company's Board of Directors unanimously approved the Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company currently pays to its non-employee Directors $5,000 per year and $1,500 per meeting attended (and to the Chairman of the Board $15,000 per year and $4,500 per meeting attended), which the Company believes is substantially less than directors of comparable public companies are paid. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings. The Company believes that the Directors Plan will provide non-employee Directors and the President of the Company (if he or she is a Director of the Company) a favorable opportunity to acquire

Common Stock of the Company and will create an incentive for them to serve on the Board of Directors of the Company and contribute to its long-term growth and profitability objectives.

Dated October 27, 2000
THE COMPENSATION COMMITTEE

A. Charles Wilson, Chair
Jason Adelman
F.D. (Chuck) Rogers
S.W. Yong

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Security Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return of Trio-Tech International, the Standard & Poor's 500 Index and the AMEX Composite Index. The Company believes that this information demonstrates that the compensation earned by its executive officers fairly reflects the increase in shareholder value and specifically that the Company has outperformed the Standard & Poor's 500 Index and the AMEX Composite Index during the 2000 fiscal year.

              TRIO-TECH INTERNATIONAL STOCK PRICE PERFORMANCE

                       [PERFORMANCE GRAPH APPEARS HERE]



                     1993       1994       1995       1996       1997       1998       1999         2000
                     ----       ----       ----       ----       ----       ----       ----         ----
 S&P               100.00      98.61     120.91     148.85     196.47     251.67     304.68       322.86
 AMEX              100.00      97.66     115.18     132.82     143.37     166.10     183.75       215.49
 TRT               100.00     125.00     176.76     187.50     323.24     269.53     203.13       406.25

* Total Return assumes $100 invested on June 30, 1993 in Trio-Tech International, the S&P 500 Index and the AMEX Composite Index, including reinvestment of dividends.

                        INDEPENDENT PUBLIC ACCOUNTANTS
                        ------------------------------

     Deloitte & Touche LLP has served as independent public accountants to audit the financial statements of the Company for the fiscal year ended June 30, 2000. The Board will select independent public accountants for the fiscal year ending June 2001. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

                             SHAREHOLDER PROPOSALS
                             ---------------------

     Shareholders who wish to present proposals at the 2001 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 13, 2001 for inclusion in next year's Proxy Statement and Proxy Card. If a stockholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 13, 2001.

                         ANNUAL REPORT ON FORM 10-K
                         --------------------------

     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2000. This request should be directed to the Corporate Secretary, Trio-Tech International, 355 Parkside Drive, San Fernando, California 91340.

                            GENERAL INFORMATION
                            -------------------

     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies personally or by telephone, telegram or special letter.

     At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

     The Annual Report to Shareholders covering the fiscal year ending June 30, 2000 is being mailed with this Proxy Statement to shareholders of record for this meeting.

                          By Order of the Board of Directors

                          /S/ DALE C. CHEESMAN
                              Secretary

AMENDMENT TO DIRECTORS STOCK OPTION PLAN OF TRIO-TECH INTERNATIONAL


     The first sentence of Section 4 of the Directors Stock Option Plan of Trio-Tech International is amended by changing the number "150,000" appearing therein to the number "300,000."

                            TRIO-TECH INTERNATIONAL
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
             FOR ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 8, 2000

The undersigned hereby appoints Maria Carlson and A. Charles Wilson or either of them as his/her true lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at the Fairmont Miramar Hotel, 101 Wilshire Blvd., Santa Monica, California on Friday, December 8, 2000 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that he/she is then entitled to vote, on all matters coming before said meeting. The undersigned directs that his/her proxy be voted as follows:

1. ELECTION OF DIRECTORS:     [_] FOR all nominees listed below (except         [_] WITHHOLD AUTHORITY to vote
                                  as indicated to the contrary below)               for all nominees listed below

Jason T. Adelman, Richard M. Horowitz, F.D. "Chuck" Rogers, William L. Slover,
A. Charles Wilson, Yong Siew Wai.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided:
________________________________________________________________________________

2. To approve an amendment to the Directors Stock Option Plan to increase the number of shares of common stock available thereunder from 150,000 to 300,000 shares. FOR [_] AGAINST [_] ABSTAIN [_]; and

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 AND "FOR" THE PROPOSAL DESCRIBED IN ITEM 2.

                 (Continued and to be signed on the other side)



                          (continued from other side)

Number of shares held: ______________________      By: _________________________________________
                                                                    (Print Name)
Dated: _________________________________ 2000      By: _________________________________________
                                                             Print name if held jointly
If shares are held by your Broker, please print
their name and address below:

_____________________________________________      By: _________________________________________
                                                                     Signature
_____________________________________________      By: _________________________________________
                                                             Signature if held jointly

                                                          IMPORTANT: Please sign above exactly
                                                          as your name or names appear hereon.
                                                          Joint owners should each sign
                                                          personally. Corporate proxies should
                                                          be signed in full corporate name by
                                                          the authorized officer. Fiduciaries
                                                          should give full titles as such.

                                                          PLEASE MARK, DATE, SIGN AND RETURN
                                                          YOUR PROXY PROMPTLY IN THE ENCLOSED
                                                          ENVELOPE, WHICH REQUIRES NO POSTAGE
                                                          IF MAILED IN THE UNITED STATES.